UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) September 26, 2023

AUTONATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code(954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On September 26, 2023, Pendragon PLC (“Pendragon”) issued an announcement stating that AutoNation, Inc. (“AutoNation” or the “Company”) submitted a non-binding, preliminary proposal to acquire the entire issued and to be issued share capital of Pendragon (the “Proposal”).
Following its receipt of the Proposal, the board of directors of Pendragon publicly announced that they intend to consider the Proposal and will consult with their shareholders and provide an update in due course (the “Pendragon Announcement”).
A copy of the Pendragon Announcement is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
There can be no certainty as to whether the Company will make a binding offer for Pendragon.
The Company makes no representation as to the accuracy or completeness of the Pendragon Announcement, which was issued without the consent of the Company.
The Company confirms that it has submitted to Pendragon a non‑binding preliminary proposal to acquire Pendragon’s entire issued and to be issued share capital for 32 pence per share and that the acquisition would not require approval by the Company’s stockholders or include the issuance of any equity securities of the Company.
The Company will make a further announcement if and when appropriate.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “goals,” “targets,” “projects,” “plans,” “believes,” “continues,” “may,” “will,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding the Company’s strategic initiatives, partnerships, and investments, including a potential acquisition of Pendragon, and other statements that describe the Company’s objectives, goals, or plans, are forward-looking statements. The Company’s forward-looking statements reflect its current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict and may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, and achievements expressed or implied by these statements. These risks, uncertainties, and other factors include, among others, the possibility that an acquisition of Pendragon will ultimately not be pursued by the Company; the potential inability of the Company to successfully make, or consummate, an offer to acquire Pendragon; the possibility that shareholders of Pendragon will not vote in favor of a proposed acquisition of Pendragon by the Company if any binding offer is made; the risk that regulatory approvals required for any proposed acquisition of Pendragon by the Company are not obtained or delay or cause the abandonment of such proposed acquisition, or that obtaining any such regulatory approvals results in the imposition of conditions, limitations, or restrictions that adversely affect the Company or the benefits of such acquisition; the risk that other conditions to the completion of any proposed acquisition of Pendragon by the Company are not satisfied on a timely basis or at all; uncertainties as to the timing of any proposed acquisition of Pendragon by the Company and the risk that any such acquisition may not be completed in a timely manner or at all; the possibility of unanticipated costs or liabilities associated with an acquisition by the Company of Pendragon; risks associated with contracts, including those with vehicle manufacturers, containing consent and/or other provisions that may be triggered by any acquisition of Pendragon by the Company; if the Company consummates an acquisition of Pendragon, the risk that the integration of Pendragon with the Company’s current operations will be more costly or difficult than expected or may otherwise be unsuccessful; and the possibility that the anticipated benefits from any acquisition of Pendragon by the Company, including potential synergies and cost savings, cannot be realized by the Company in full or at all or take longer to realize than expected, as well as other factors described in the Company’s news releases and filings made under securities laws, including, among others, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements contained in this report speak only as of the date of this report, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

Rule 2.5 and Rule 2.6 of the City Code on Takeovers and Mergers (the “Code”)
In accordance with Rule 2.5 of the Code, AutoNation reserves the right to make an offer on less favorable terms than those set out in this report: (i) with the agreement or recommendation of the board of directors of Pendragon; (ii) if a third party announces a firm intention to make an offer for Pendragon which, at that date, is of a value less than the value implied by the Proposal; or (iii) following the announcement by Pendragon of a Rule 9 waiver transaction pursuant to Appendix 1 of the Code. AutoNation also reserves the right to adjust the terms of the Proposal to take into consideration the value of any dividend or other distribution which is announced, declared, made or paid by Pendragon after the date of this report.
In accordance with Rule 2.6(a) of the Code, AutoNation is required, by not later than 5.00 p.m. (London time) on October 24, 2023, to either announce a firm intention to make an offer for Pendragon in accordance with Rule 2.7 of the Code or announce that it does not intend to make an offer, in which case the announcement will be treated as a statement to which Rule 2.8 of the Code applies. This deadline can be extended with the consent of the Takeover Panel in accordance with Rule 2.6(c) of the Code.

Item 9.01 Financial Statements and Exhibits.
(d)
99.1    Pendragon announcement dated September 26, 2023.
104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	September 26, 2023	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary